Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, James A. McIntyre, the Chief Executive Officer of Fremont General Corporation (the “Company”), pursuant to 18 U.S.C. § 1350, hereby certifies that, to the best of my knowledge:

(i) the Annual Report on Form 10-K for the year ended December 31, 2003 of the Company (the “Report”) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii) the financial statements and disclosures contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES A. MCINTYRE

James A. McIntyre
Chief Executive Officer

Dated: March 12, 2004